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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 9, 1999



                                  BLUEFLY, INC.
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             (Exact Name of registrant as specified in its charter)

        New York                 333-22895                        13-3612110
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(State or other jurisdiction    (Commission                     (IRS Employer
 of incorporation)              File Number)                 Identification No.)

42 West 39th Street, New York, New York                             10018
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(Address of principal executive offices)                          (Zip Code)


                                 (212) 944-8000
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               Registrant's telephone number, including area code



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          (Former name or former address, if changed since last report)



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Item 4. Changes in Registrant's Certifying Accountant.

     On December 9, 1999, the Registrant engaged the independent accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Registrant's principal accountants to audit the Registrant's financial statements on an ongoing basis. At the same time, the Registrant terminated the engagement of M.R. Weiser & Co. LLP ("Weiser"), previously the Registrant's independent public accountants. This change in independent accountants was approved by the Audit Committee of the Registrant's Board of Directors.

     Weiser's report on the Registrant's financial statements during the most recent fiscal year did not contain any adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. During the Registrant's most recent fiscal year and all subsequent interim periods preceding the termination of the engagement of Weiser, there were no disagreements with Weiser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Registrant has provided Weiser with a copy of the disclosures it is making herein and has requested Weiser to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Weiser's letter responsive to such request is attached hereto as Exhibit 1.

     Prior to the engagement of PricewaterhouseCoopers as its principal independent public accountants, the Registrant did not consult with PricewaterhouseCoopers or receive any written or oral advice from PricewaterhouseCoopers regarding any matter, including without limitation the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was the subject of a disagreement or reportable event.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits.

          The following exhibits are being filed herewith:

          16.3 Letter from M.R. Weiser & Co. LLP to Bluefly, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BLUEFLY, INC.

                                   By: /s/ Patrick C. Barry
                                       ------------------------------------
                                       Patrick C. Barry
                                       Chief Financial Officer


Dated: December 15, 1999


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                                  EXHIBIT INDEX


Exhibit                                                                    Page
Number       Description                                                   No.
-------      -----------                                                   ----
16.3         Letter from M.R. Weiser & Co. LLP to Bluefly, Inc.             1